                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 2003
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                            HUNNO TECHNOLOGIES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                           0-23532               65-0636277
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                    File No.)          Identification No.)

             2700 North 29th Avenue, Suite 305, Hollywood,FL 33020
               (Address of principal executive offices) (Zip Code)

                                 (954) 923-4438
                         (Registrant's telephone number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

See Item 2.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Letter of Intent for Share Exchange with Abazias. On August 21, 2003, a letter of intent for Common Stock Purchase was made and entered into between Hunno
Technologies, Inc., a Delaware corporation ("Buyer" or "Hunno") and Abazias
Inc., an Nevada corporation ("Seller" or "Abazias").

We urge all interested parties to review the Letter of Intent for Common Stock
Purchase dated as of August 21, 2003, which is attached hereto to as Exhibit
2.1.

                             THE BUSINESS OF SELLER

The Seller is in the international diamond wholesaling business.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS.

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits.

2.1 Letter of Intent for Common Stock Purchase between Hunno Technologies, Inc., a Delaware corporation ("Buyer" or "Hunno") and Abazias Inc., an Nevada corporation ("Seller" or "Abazias").

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Hunno Technologies, Inc. (Registrant)

Date:  August 21, 2003                    By: /s/ Marc Baker
                                                  Marc Baker, President